UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 16, 2005

WPT Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-14479	77-0639000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5700 Wilshire Blvd., Suite 350, Los Angeles, California		90036
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	323-330-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On August 16, 2005, upon the recommendation and approval of the Audit Committee of its Board of Directors, WPT Enterprises, Inc. (the "Company") engaged Piercy Bowler Taylor & Kern ("PBTK") to serve as the Company’s independent auditors.

During the fiscal years ended January 2, 2005 and December 28, 2003 and subsequently through the date of PBTK’s engagement, the Company did not consult PBTK with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any disagreement as described under Item 304(a)(1)(iv) of Regulation S-B, or event described under Item 304(a)(1)(v) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated August 17, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPT Enterprises, Inc.

August 17, 2005	By:	/s/ W. Todd Steele

Name: W. Todd Steele
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 17, 2005